UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): FEBRUARY 1, 2005


                       CHINA WIRELESS COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                     333-49388              91-1966948
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)         Identification No.)


           1746 COLE BOULEVARD, SUITE 225, GOLDEN, COLORADO 80401-3208
               (Address of principal executive offices) (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

        Registrant's telephone number, including area code (303) 277-9968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 1, 2005, the registrant engaged Bongiovanni & Associates, P.A., Charlotte, North Carolina, as its principal accountant to audit the registrant's financial statements for the year ending December 31, 2004. The registrant's board of directors has approved the engagement of Bongiovanni & Associates, P.A.

Prior to the engagement of Bongiovanni & Associates, P.A., the registrant had not consulted Bongiovanni & Associates, P.A. as to the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the registrant's financial statements, and no written or oral advice was provided that was an important factor considered by the registrant in reaching a decision as to an accounting, auditing or financial reporting issue.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHINA WIRELESS COMMUNICATIONS, INC.


February 2, 2005                  By:   /s/ PEDRO E. RACELIS III
                                     -------------------------------------------
                                     Pedro E. Racelis III
                                     President and Chief Executive Officer











                                       2